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                                                                   Exhibit 10.14


           Schedule to Exhibit 10.1 to the Form 10-Q Quarterly Report of DQE for the quarter ended March 31, 1997



Severance Agreements which were substantially identical to that filed as Exhibit
10.1 were entered into with the following parties, materially differing only as follows:



     Other Party              Material Differences
     -----------              --------------------

     Donald J. Clayton        "Severance Benefit" under Section 3a:
                               aggregate lump sum payment of $187,831.

     Gary R. Brandenberger    "Severance Benefit" under Section 3a:
                               aggregate lump sum payment of $339,339; no additional lump sum amount payable if terminated prior to June 30, 1999.